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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 16, 2001
       -------------------------------------------------------------------

                                NETSILICON, INC.
               (Exact name of registrant as specified in charter)


        MASSACHUSETTS                 0-26761                   04-2826579
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

                  411 Waverley Oaks Rd., Bldg. 227, Waltham, MA
                                      02452
                    (Address of principal executive offices)
                                   (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 781-647-1234
         ---------------------------------------------------------------

                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 2.  Acquisition or Disposition of Assets

On February 16, 2001, NETsilicon, Inc. ("NETsilicon") purchased all of the equity securities of Dimatech Corporation ("Dimatech") pursuant to a Stock Purchase Agreement, dated as of February 16, 2001, by and among Dimatech, Hiroyuki Kataoka and NETsilicon. Prior to the acquisition, Dimatech was a major distributor of NETsilicon's product in Japan and Asia and Hiroyuki Kataoka was the President and owner of Dimatech. Dimatech, under a new name, will continue to operate in Japan and Asia as a distributor of NETsilicon's products and will provide technical support and other services to customers in the region. Hiroyuki Kataoka has joined NETsilicon as Vice President of Intelligent Device Markets for Japan.

The aggregate purchase price for the shares of Dimatech consisted of 241,667 shares of the common stock of NETsilicon, $250,000 in cash and assumed liabilities. All of the NETsilicon shares issued in the acquisition were registered in the name of Hiroyuki Kataoka.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) The required financial statements will be filed by amendment not later than 60 days after this initial report must be filed.

(b) The required pro forma financial statements shall be filed by amendment not later than 60 days after this initial report must be filed.

(c) Exhibits.

    EXHIBITS     DESCRIPTION OF EXHIBIT
    --------     ----------------------

      2.1 Stock Purchase Agreement, dated as of February 16, 2001, by and among Dimatech Corporation, Hiroyuki Kataoka and NETsilicon, Inc. (filed as Exhibit 4.1 to our Registration Statement on Form S-3 (File No. 333-56228)).


     99.1 Press release, dated February 20, 2001 announcing Stock Purchase Agreement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 NETSILICON, INC.

MARCH 2, 2001                    By:  /s/ DANIEL J. SULLIVAN
-------------                       -----------------------------
                                 Name:  Daniel J. Sullivan
                                 Title: Vice President, Finance
                                        Chief Financial Officer



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                                  EXHIBIT INDEX




     EXHIBIT NO.     DESCRIPTION OF  EXHIBIT
     -----------     -----------------------

       2.1 Stock Purchase Agreement, dated as of February 16, 2001, by and among Dimatech Corporation, Hiroyuki Kataoka and NETsilicon, Inc. (filed as Exhibit 4.1 to our Registration Statement on Form S-3 (File No. 333-56228)).


      99.1 Press release, dated February 20, 2001 announcing Stock Purchase Agreement and acquisition of Dimatech Corporation.